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                                                                    EXHIBIT 10.2


                              WIRED VENTURES, INC.

                              EQUITY INCENTIVE PLAN

               ADOPTED MARCH 29, 1996, AS AMENDED ON MAY 26, 1996

1.       PURPOSES.

         (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (1) Incentive Stock Options, (2) Nonstatutory Stock Options, (3) stock bonuses, (4) rights to purchase restricted stock, and (5) stock appreciation rights, all as defined below.

         (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

         (c) The Company intends that the Stock Awards issued under the Plan will, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (1) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (2) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (3) stock appreciation rights granted pursuant to Section 8 hereof. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.       DEFINITIONS.

         (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (b) "BOARD" means the Board of Directors of the Company.

         (c) "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

         (e) "COMPANY" means Wired Ventures, Inc., a Delaware corporation.



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         (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(2) of the Plan.

         (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" will not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant will be considered interrupted in the case of: (1) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (2) transfers between locations of the Company or between the Company, Affiliates or their successors.

         (i) "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

         (j) "DIRECTOR" means a member of the Board.

         (k) "DISINTERESTED PERSON" means a Director: who either (1) was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Affiliate entitling the participants therein to acquire equity securities of the Company or any Affiliate except as permitted by Rule 16b-3(c)(2)(i); or
(2) is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

         (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

         (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (n) "FAIR MARKET VALUE" means the value of the common stock of the Company as determined in good faith by the Board and in a manner consistent with
Section 260.140.50 of Title 10 of the California Code of Regulations.

         (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.



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         (p) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 8(b)(3) of the Plan.

         (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (s) "OPTION" means a stock option granted pursuant to the Plan.

         (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

         (u) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding
Option.

         (v) "OUTSIDE DIRECTOR" means a Director who either (1) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (2) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (w) "PLAN" means this 1996 Equity Incentive Plan.

         (x) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (y) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

         (z) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

         (aa) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

         (ab) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 8(b)(1) of the Plan.



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3.       ADMINISTRATION.

         (a) The Plan will be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

         (b) The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (1) To determine from time to time which of the persons eligible under the Plan will be granted Stock Awards; when and how each Stock Award will be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person will be permitted to receive stock pursuant to a Stock Award; whether a person will be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award will be granted to each such person.

                  (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan fully effective.

                  (3) To amend the Plan or a Stock Award as provided in Section 14.

                  (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

         (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee will be Disinterested Persons and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board will thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under
Section 12 of the Exchange Act, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term "Committee" will apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this
Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (A) not then Covered Employees and are



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not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (B) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code.

         (d) Any requirement that an administrator of the Plan be a Disinterested Person will not apply (1) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (2) if the Board or the Committee expressly declares that such requirement will not apply. Any Disinterested Person will otherwise comply with the requirements of Rule 16b-3.

4.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards will not exceed in the aggregate eight million five hundred thousand (8,500,000) shares of the Company's common stock. If any Stock Award for any reason expires or otherwise terminates, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award will revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan will not be available for subsequent issuance under the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.       ELIGIBILITY.

         (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

         (b) A Director will in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to the Director:
(1) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (2) the Plan otherwise complies with the requirements of Rule 16b-3. The Board will otherwise comply with the requirements of Rule 16b-3. This subsection 5(b) will not apply
(1) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (2) if the Board or Committee expressly declares that it will not apply.

         (c) No person will be eligible for the grant of an Option or an award to purchase restricted stock if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise



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price of such Option is at least one hundred ten percent (110%) of the Fair
Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the Fair Market Value of such stock at the date of grant.

         (d) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person will be eligible to be granted Options and Stock Appreciation Rights covering more than One Hundred Thousand (100,000) shares of the Company's common stock in any calendar year.

6.       OPTION PROVISIONS.

         Each Option will be in such form and will contain such terms and conditions as the Board will deem appropriate. The provisions of separate Options need not be identical, but each Option will include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) TERM. No Option will be exercisable after the expiration of ten
(10) years from the date it was granted.

         (b) PRICE. The exercise price of each Incentive Stock Option will be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option will be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option will be paid, to the extent permitted by applicable statutes and regulations, either (1) in cash at the time the Option is exercised, or (2) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (d) TRANSFERABILITY. An Incentive Stock Option will not be transferable except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the



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person to whom the Incentive Stock Option is granted only by such person. A
Nonstatutory Stock Option will not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder (a "QDRO"), and will be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, will thereafter be entitled to exercise the Option.

         (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary but in each case will provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

         (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (1) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period, which in no event will be less than thirty (30) days, specified in the Option Agreement), or (2) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option will terminate, and the shares covered by such Option will revert to and again become available for issuance under the Plan. An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option will terminate on the earlier of (1) the expiration of the term of the Option set forth in the Option Agreement, or (2) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option will terminate on the earlier of (1) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (2) the expiration of a period of three
(3)



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months after the termination of the Optionee's Continuous Status as an Employee,
Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

         (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (1) the date twelve (12) months following such termination (or such longer or shorter period, which in no event will be less than six (6) months, specified in the Option Agreement), or (2) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option will revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option will terminate, and the shares covered by such Option will revert to and again become available for issuance under the Plan.

         (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period, which in no event will be less than six (6) months, specified in the Option Agreement), or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option will revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option will terminate, and the shares covered by such Option will revert to and again become available for issuance under the Plan.

         (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased will be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate; provided, however, that (1) the right to repurchase at the original purchase price will lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Option was granted, and (2) such right will be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and (3) such right will be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the



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assignee will pay the Company cash equal to the difference between the original purchase price and the stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

         (j) RIGHT OF REPURCHASE. The Option may, but need not, include a provision whereby the Company may elect, prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, to repurchase all or any part of the vested shares exercised pursuant to the Option; provided, however, that (1) such repurchase right will be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant, or
(B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and (2) such right will be exercisable only for cash or cancellation of purchase money indebtedness for the shares at a repurchase price equal to the greater of (A) the stock's Fair Market Value at the time of such termination, or (B) the original purchase price paid for such shares by the Optionee.

         (k) RIGHT OF FIRST REFUSAL. The Option may, but need not, include a provision whereby the Company may elect, prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, to exercise a right of first refusal following receipt of notice from the Optionee of the intent to transfer all or any part of the shares exercised pursuant to the Option.

         (l) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee will have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (1) will be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (2) will have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (3) will have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option that is granted to a 10% stockholder (as described in subsection 5(c)), will have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and will have a term which is no longer than five (5) years. Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option will be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(e) of the Plan and in Section 422(d) of the Code. There will be no Re-Load Options on a Re-Load Option. Any such Re-Load Option will be subject to the availability of sufficient shares under subsection 4(a) and will be subject to such other terms and conditions as



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the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.       TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

         Each stock bonus or restricted stock purchase agreement will be in such form and will contain such terms and conditions as the Board or the Committee will deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement will include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

         (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement will be such amount as the Board or Committee will determine and designate in such agreement, but in no event will the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

         (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement will be transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

         (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement will be paid either: (1) in cash at the time of purchase; (2) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (3) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

         (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee; provided, however, that (1) the right to repurchase at the original purchase price will lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Stock Award was granted, and (2) such right will be exercisable only (A) within the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the holder of the Stock Award (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and (3) such right will be exercisable only for cash or cancellation of purchase



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money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee will pay the Company cash equal to the difference between the original purchase price and the stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

         (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire, subject to the limitations described in subsection 7(d), any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.       STOCK APPRECIATION RIGHTS.

         (a) The Board or Committee will have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to
Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), the Stock Award Agreement of grant will incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right will qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). Except as provided in subsection 5(d), no limitation will exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Rights.

         (b) Three types of Stock Appreciation Rights will be authorized for issuance under the Plan:

                  (1) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and will, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right will be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

                  (2) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and will, except as specifically set forth in this Section 8, be



                                       11.

subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right will be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right will be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as will be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

                  (3) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and will, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They will be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right will be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.       CANCELLATION AND RE-GRANT OF OPTIONS.

         (a) The Board or the Committee will have the authority to effect, at any time and from time to time, (1) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (2) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% stockholder (as described in subsection 5(c)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

         (b) Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 will continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(d) of the Plan. The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a



                                       12.

reduction of the exercise price, will be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights will be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(d) of the Plan. The provisions of this subsection 9(b) will be applicable only to the extent required by
Section 162(m) of the Code.

10.      COVENANTS OF THE COMPANY.

         (a) During the terms of the Stock Awards, the Company will keep available at all times the number of shares of stock required to satisfy such Stock Awards.

         (b) The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking will not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company will be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Stock Awards will constitute general funds of the Company.

12.      MISCELLANEOUS.

         (a) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

         (b) Throughout the term of any Stock Award, the Company will deliver to the holder of such Stock Award, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the term of such Stock Award, a balance sheet and an income statement. This section will not apply when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

         (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto will confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as



                                       13.

a Director or Consultant) or will affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company's Board of Directors and/or the Company's shareholders to remove any Director pursuant to the terms of the Company's By-Laws and the provisions of the Delaware General Corporation Law or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

         (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) will be treated as Nonstatutory Stock Options.

         (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (1) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or
(3) delivering to the Company owned and unencumbered shares of the common stock of the Company.



                                       14.

13.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(d), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments will be made by the Board or the Committee, the determination of which will be final, binding and conclusive. (The conversion of any convertible securities of the Company will not be treated as a "transaction not involving the receipt of consideration by the Company".)

         (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (3) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent not prohibited by applicable law: (i) any surviving or acquiring corporation shall assume any Options outstanding under the Plan or shall substitute similar Options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 13(b)) for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving or acquiring corporation refuses to assume such Options, or to substitute similar options for those outstanding under the Plan, then such Options shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Options outstanding under the Plan shall terminate if not exercised prior to such event.

14.      AMENDMENT OF THE PLAN AND STOCK AWARDS.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment will be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                  (1) Increase the number of shares reserved for Stock Awards under the Plan;



                                       15.

                  (2) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the
Code); or

                  (3) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

         (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (d) Rights and obligations under any Stock Award granted before amendment of the Plan will not be impaired by any amendment of the Plan unless
(1) the Company requests the consent of the person to whom the Stock Award was granted and (2) such person consents in writing.

         (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award will not be impaired by any such amendment unless (1) the Company requests the consent of the person to whom the Stock Award was granted and (2) such person consents in writing.

15.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan will terminate on March 28, 2006, which will be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any Stock Award granted while the Plan is in effect will not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.



                                       16.

16.      EFFECTIVE DATE OF PLAN.

         The Plan will become effective as determined by the Board, but no Stock Awards granted under the Plan will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval will be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.



                                       17.

                                                     IT IS UNLAWFUL TO
                                                     CONSUMMATE A SALE OR
                                                     TRANSFER OF THIS SECURITY,
                                                     OR ANY INTEREST THEREIN, OR
                                                     TO RECEIVE ANY
                                                     CONSIDERATION THEREFOR,
                                                     WITHOUT THE PRIOR WRITTEN
                                                     CONSENT OF THE COMMISSIONER
                                                     OF CORPORATIONS OF THE
                                                     STATE OF CALIFORNIA, EXCEPT
                                                     AS PERMITTED IN THE
                                                     COMMISSIONER'S RULES.

                             INCENTIVE STOCK OPTION

_________________________, Optionee:

         WIRED VENTURES, INC. (the "Company"), pursuant to its 1996 Equity Incentive Plan (the "Plan"), has granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers) directors and consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"). Defined terms not explicitly defined in this agreement but defined in the Plan shall have the same definitions as in the Plan.

         The details of your option are as follows:

         1.       TOTAL NUMBER OF SHARES SUBJECT TO THIS OPTION.

                  The total number of shares of Common Stock subject to this option is _________________ (_______).

         2.       VESTING.

                  Subject to the limitations contained herein, of the shares will vest (become exercisable) on ____________, 19__ and __________ of the shares will then vest each ____________ thereafter until either (1) you cease to provide services to the Company for any reason, or (2) this option becomes fully vested.

         3.       EXERCISE PRICE AND METHOD OF PAYMENT.

                  (a) EXERCISE PRICE. The exercise price of this option is _______________________ ($____) per share, being not less than the fair market value of the Common Stock on the date of grant of this option.



                                       1.

                  (b) METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                           (1) Payment of the exercise price per share in cash
(including check) at the time of exercise;

                           (2) Payment pursuant to a program developed under
Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

                           (3) Provided that at the time of exercise the
Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise;

                           (4) Provided that the option exercise price for the
installment, or portion thereof, being purchased exceeds one thousand dollars ($1,000), payment pursuant to the deferred payment alternative as described in paragraph 3(c) hereof; or

                           (5) Payment by a combination of the methods of
payment permitted by subparagraph 3(b)(1) through 3(b)(4) above.

                  (c) CONDITIONS OF DEFERRED PAYMENT. In the event that you elect to make payment of the exercise price pursuant to the deferred payment alternative:

                           (1) Not less than _______________ percent (___%) of
the aggregate exercise price shall be due at the time of exercise, not less than _______________ percent (____%) of said exercise price, plus accrued interest, shall be due each year after the date of exercise, and final payment of the remainder of the exercise price, plus accrued interest, shall be due _________________ (_____) years from date of exercise or, at the Company's election, upon termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company;

                           (2) Interest shall be payable at least annually and
shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any portion of any amounts other than amounts stated to be interest under the deferred payment arrangement; and

                           (3) In order to elect the deferred payment
alternative, you must, as a part of your written notice of exercise, give notice of the election of this payment alternative and, in order to secure the payment of the deferred exercise price to the Company hereunder,



                                       2.

if the Company so requests, you must tender to the Company a promissory note and a security agreement covering the purchased shares, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may request.

         4.       EXERCISE PRIOR TO VESTING PERMITTED.

                  (a) Subject to the provisions of this option you may elect at any time during your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company, to exercise the option as to any part or all of the shares subject to this option at any time during the term hereof, including without limitation, a time prior to the date of earliest exercise ("vesting") stated in paragraph 2 hereof; provided, however, that:

                           (1) a partial exercise of this option shall be deemed
to cover first vested shares and then the earliest vesting installment of unvested shares;

                           (2) any shares so purchased from installments which
have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement attached hereto;

                           (3) you shall enter into an Early Exercise Stock
Purchase Agreement in the form attached hereto with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

                           (4) this option shall not be exercisable under this
paragraph 4 to the extent such exercise would cause the aggregate fair market value of any shares subject to incentive stock options granted you by the Company or any Affiliate of the Company (valued as of their grant date) which would become exercisable for the first time during any calendar year to exceed $100,000.

                  (b) EXPIRATION OF EARLY EXERCISE ELECTION. The election provided in this paragraph 4 to purchase shares upon the exercise of this option prior to the vesting dates shall cease upon termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company and may not be exercised after the date thereof.

         5.       WHOLE SHARES.

                  This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

         6.       SECURITIES LAW COMPLIANCE.

                  Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.



                                       3.

         7.       TERM.

                  The term of this option commences on __________, 19__, the date of grant, and expires on ______________, 20__ (the "Expiration Date," which date shall be no more than ten (10) years from date this option is granted), unless the option expires sooner as set forth below or in the Plan. In no event may this option be exercised on or after the Expiration Date. This option shall terminate prior to the Expiration Date three (3) months after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company unless one of the following circumstances exists:

                  (a) Your termination of Continuous Status as an Employee, Director or Consultant is due to your disability. This option will then terminate on the earlier of the termination date set forth above or twelve (12) months following such termination of Continuous Status as an Employee, Director or Consultant. You should be aware that if your disability is not considered a permanent and total disability within the meaning of Section 422(c)(6) of the Code, and you exercise this option more than three (3) months following the date of your termination of employment, your exercise will be treated for tax purposes as the exercise of a "nonstatutory stock option" instead of an "incentive stock option."

                  (b) Your termination of Continuous Status as an Employee, Director or Consultant is due to your death or your death occurs within three
(3) months following your termination of Continuous Status as an Employee, Director or Consultant for any other reason. This option will then expire on the earlier of the Expiration Date set forth above or eighteen (18) months after your death.

                  (c) If during any part of such three (3) month period you may not exercise your option solely because of the condition set forth in paragraph 6 above, then your option will not expire until the earlier of the Expiration Date set forth above or until this option shall have been exercisable for an aggregate period of three (3) months after your termination of Continuous Status as an Employee, Director or Consultant.

                  (d) If your exercise of the option within three (3) months after termination of your Continuous Status as an Employee, Director or Consultant with the Company or with an Affiliate of the Company would result in liability under section 16(b) of the Securities Exchange Act of 1934, then your option will expire on the earlier of (1) the Expiration Date set forth above,
(2) the tenth (10th) day after the last date upon which exercise would result in such liability or (3) six (6) months and ten (10) days after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company.

         However, this option may be exercised following termination of Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of Continuous Status as an Employee, Director or Consultant under the provisions of paragraph 2 of this option. In order to obtain the federal income tax advantages associated with an "incentive stock option," the Code requires that at all times beginning on the date of grant of the option and ending on the day three (3) months before the date of the option's exercise, you must be an employee of the Company or an Affiliate of



                                       4.

the Company, except in the event of your death or permanent and total disability. The Company has provided for continued vesting or extended exercisability of your option under certain circumstances for your benefit, but cannot guarantee that your option will necessarily be treated as an "incentive stock option" if you provide services to the Company or an Affiliate of the Company as a consultant or exercise your option more than three (3) months after the date your employment with the Company and all Affiliates of the Company terminates.

         8. EXERCISE.

                  (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to the Plan.

                  (b) By exercising this option you agree that:

                           (1) as a precondition to the completion of any
exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (A) the exercise of this option;
(B) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (C) the disposition of shares acquired upon such exercise;

                           (2) you will notify the Company in writing within
fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of this option that occurs within two (2) years after the date of this option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this option; and

                           (3) the Company (or a representative of the
underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

         9. TRANSFERABILITY. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

         10. OPTION NOT A SERVICE CONTRACT. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In addition, nothing in this option shall obligate the Company or any Affiliate of the Company, or their respective stockholders, Board of Directors, officers



                                       5.

or employees to continue any relationship which you might have as a Director or Consultant for the Company or Affiliate of the Company.

         11. NOTICES. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

         12. GOVERNING PLAN DOCUMENT. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including, without limitation, the provisions of Section 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

         Dated the ____ day of __________________, 19__.

                                       Very truly yours,

                                       WIRED VENTURES, INC.

                                       By
                                          -------------------------------
                                          Duly authorized on behalf
                                          of the Board of Directors

ATTACHMENTS:

         1996 Equity Incentive Plan
         Regulation 260.141.11
         Notice of Exercise



                                       6.

The undersigned:

         (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

         (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (1) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (2) the following agreements only:

         NONE
                           ----------
                           (Initial)

         OTHER
                           -----------------------------
                           -----------------------------
                           -----------------------------




         (C) Acknowledges receipt of a copy of Section 260.141.11 of Title 10 of the California Code of Regulations.

                                               -----------------------------
                                               OPTIONEE

                                                Address:
                                                        --------------------
                                                        --------------------
                                                        --------------------



                                       7.

                                                     IT IS UNLAWFUL TO
                                                     CONSUMMATE A SALE OR
                                                     TRANSFER OF THIS SECURITY,
                                                     OR ANY INTEREST THEREIN, OR
                                                     TO RECEIVE ANY
                                                     CONSIDERATION THEREFOR,
                                                     WITHOUT THE PRIOR WRITTEN
                                                     CONSENT OF THE COMMISSIONER
                                                     OF CORPORATIONS OF THE
                                                     STATE OF CALIFORNIA, EXCEPT
                                                     AS PERMITTED IN THE
                                                     COMMISSIONER'S RULES.

                            NONSTATUTORY STOCK OPTION

_________________________, Optionee:

         WIRED VENTURES, INC. (the "Company"), pursuant to its 1996 Equity Incentive Plan (the "Plan"), has granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify as and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers) directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"). Defined terms not explicitly defined in this agreement but defined in the Plan shall have the same definitions as in the Plan.

         The details of your option are as follows:

1.       TOTAL NUMBER OF SHARES SUBJECT TO THIS OPTION.

         The total number of shares of Common Stock subject to this option is ____________________ (__________).

2.       VESTING.

         Subject to the limitations contained herein, ___________ of the shares will vest (become exercisable) on ____________, 19__ and __________ of the shares will then vest each ____________ thereafter until either (1) you cease to provide services to the Company for any reason, or (2) this option becomes fully vested.



                                       1.

3.       EXERCISE PRICE AND METHOD OF PAYMENT.

         (a) EXERCISE PRICE. The exercise price of this option is ___________________________ ($___________) per share, being not less than eighty-five percent (85%) of the fair market value of the Common Stock on the date of grant of this option.

         (b) METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                  (1) Payment of the exercise price per share in cash (including check) at the time of exercise;

                  (2) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

                  (3) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise;

                  (4) Provided that the option exercise price for the installment, or portion thereof, being purchased exceeds one thousand dollars ($1,000), payment pursuant to the deferred payment alternative as described in paragraph 3(c) hereof; or

                  (5) Payment by a combination of the methods of payment permitted by subparagraph 3(b)(1) through 3(b)(4) above.

         (c) CONDITIONS OF DEFERRED PAYMENT. In the event that you elect to make payment of the exercise price pursuant to the deferred payment alternative:

                  (1) Not less than _______________ percent (___%) of the
aggregate exercise price shall be due at the time of exercise, not less than _______________ percent (____%) of said exercise price, plus accrued interest, shall be due each year after the date of exercise, and final payment of the remainder of the exercise price, plus accrued interest, shall be due _________________ (_____) years from date of exercise or, at the Company's election, upon termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company;

                  (2) Interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable



                                       2.

provisions of the Code, of any portion of any amounts other than amounts stated to be interest under the deferred payment arrangement; and

                  (3) In order to elect the deferred payment alternative, you must, as a part of your written notice of exercise, give notice of the election of this payment alternative and, in order to secure the payment of the deferred exercise price to the Company hereunder, if the Company so requests, you must tender to the Company a promissory note and a security agreement covering the purchased shares, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may request.

4.       EXERCISE PRIOR TO VESTING PERMITTED.

         (a) CONDITIONS OF EARLY EXERCISE. Subject to the provisions of this option you may elect at any time during your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company, to exercise the option as to any part or all of the shares subject to this option at any time during the term hereof, including without limitation, a time prior to the date of earliest exercise ("vesting") stated in paragraph 2 hereof; provided, however, that:

                  (1) a partial exercise of this option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;

                  (2) any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement attached hereto; and

                  (3) you shall enter into an Early Exercise Stock Purchase Agreement in the form attached hereto with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

         (b) EXPIRATION OF EARLY EXERCISE ELECTION. The election provided in this paragraph 4 to purchase shares upon the exercise of this option prior to the vesting dates shall cease upon termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company and may not be exercised after the date thereof.

5.       WHOLE SHARES.

         This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

6.       SECURITIES LAW COMPLIANCE.

         Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.



                                       3.

7.       TERM.

         The term of this option commences on __________, 19__, the date of grant, and expires on ________________, 20__ (the "Expiration Date," which date shall be no more than ten (10) years from the date this option is granted), unless this option expires sooner as set forth below or in the Plan. In no event may this option be exercised on or after the Expiration Date. This option shall terminate prior to the Expiration Date three (3) months after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company for any reason or for no reason unless:

         (a) such termination of Continuous Status as an Employee, Director or Consultant is due to your disability, in which event the option shall expire on the earlier of the Expiration Date set forth above or twelve (12) months following such termination of Continuous Status as an Employee, Director or Consultant; or

         (b) such termination of Continuous Status as an Employee, Director or Consultant is due to your death or your death occurs within three (3) months following your termination for any other reason, in which event the option shall expire on the earlier of the Expiration Date set forth above or eighteen (18) months after your death; or

         (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 6 above, in which event the option shall not expire until the earlier of the Expiration Date set forth above or until it shall have been exercisable for an aggregate period of three (3) months after the termination of Continuous Status as an Employee, Director or Consultant; or

         (d) exercise of the option within three (3) months after termination of your Continuous Status as an Employee, Director or Consultant with the Company or with an Affiliate of the Company would result in liability under section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act), in which case the option will expire on the earlier of (1) the Expiration Date set forth above, (2) the tenth (10th) day after the last date upon which exercise would result in such liability or (3) six (6) months and ten (10) days after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company.

         However, this option may be exercised following termination of Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of Continuous Status as an Employee, Director or Consultant under the provisions of paragraph 2 of this option.

8.       EXERCISE.

         (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during



                                       4.

regular business hours, together with such additional documents as the Company may then require pursuant to the Plan.

         (b) By exercising this option you agree that:

                  (1) as a precondition to the completion of any exercise of this option, the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (A) the exercise of this option; (B) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (C) the disposition of shares acquired upon such exercise. You also agree that any exercise of this option has not been completed and that the Company is under no obligation to issue any Common Stock to you until such an arrangement is established or the Company's tax withholding obligations are satisfied, as determined by the Company; and

                  (2) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

9.       TRANSFERABILITY.

         This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 of the Exchange Act (a "QDRO"), and is exercisable during your life only by you or a transferee pursuant to a QDRO.

10.      OPTION NOT A SERVICE CONTRACT.

         This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In addition, nothing in this option shall obligate the Company or any Affiliate of the Company, or their respective stockholders, Board of Directors, officers, or employees to continue any relationship which you might have as a Director or Consultant for the Company or Affiliate of the Company.

11.      NOTICES.

         Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at



                                       5.

the address specified below or at such other address as you hereafter designate by written notice to the Company.

12.      GOVERNING PLAN DOCUMENT.

         This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including, without limitation, the provisions of Section 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

         Dated the ____ day of __________________, 19__.

                                       Very truly yours,

                                       WIRED VENTURES, INC.

                                       By
                                          -----------------------------------
                                                Duly authorized on behalf
                                                of the Board of Directors

ATTACHMENTS:

         1996 Equity Incentive Plan
         Regulation 260.141.11
         Notice of Exercise



                                       6.

The undersigned:

         (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

         (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (1) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (2) the following agreements only:

         NONE
                          ----------
                           (Initial)

         OTHER
                          ----------------------
                          ----------------------
                          ----------------------



         (c) Acknowledges receipt of a copy of Section 260.141.11 of Title 10 of the California Code of Regulations.

                                            -----------------------------
                                            OPTIONEE

                                            Address:
                                                     --------------------
                                                     --------------------

                                       7.

                              STOCK BONUS AGREEMENT

         THIS STOCK BONUS AGREEMENT (this "Agreement") is made by and between WIRED VENTURES, INC., a Delaware corporation (the "Company"), and ____________ ("Grantee").

                                    RECITALS

         The Company wishes to grant to Grantee, and Grantee wishes to receive, pursuant to the Company's 1996 Equity Incentive Plan (the "Plan"), a Stock Award (as such term is defined in the Plan).

                                    AGREEMENT

         The parties agree as follows:

         1. The Company hereby agrees to issue to Grantee an aggregate of _____ ________ shares of the common stock (the "Stock") of the Company as a stock bonus in consideration of Grantee's services to the Company. The issuance hereunder will occur at the offices of the Company on the date of this Agreement or at such other time and place as the Company may determine.

         2. All certificates representing any shares of Stock of the Company subject to the provisions of this Agreement will have endorsed thereon legends in substantially the following form:

            (a) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or a determination of the corporation or its counsel that such registration is not required."

            (b) Any legend required to be placed thereon by the California Commissioner of Corporations.

         3. Grantee acknowledges that he or she is aware that the Stock to be issued to him or her by the Company pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended (the "Act"), on the basis that no distribution or public offering of the Stock is to be effected, and in this connection acknowledges that the Company is relying on the following representations: Grantee warrants and represents to the Company that he or she is acquiring the Stock for investment and not with a view to or for sale in connection with any distribution of the Stock or with any present intention of distributing or selling the Stock and he or she does not presently have reason to anticipate any change in circumstances or any particular occasion or event which would cause him or her to sell the Stock. Grantee recognizes that the Stock must be held indefinitely unless it is subsequently registered under the Act or an


                                       1.

exemption from such registration is available and, further, recognizes that the Company is under no obligation to register the Stock or to comply with any exemption from such registration.

         4. Grantee agrees that the Company (or a representative of the Company's underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that Grantee not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction Grantee will be deemed to own securities that (a) are owned directly or indirectly by Grantee, including securities held for Grantee's benefit by nominees, custodians, brokers or pledgees; (b) may be acquired by Grantee within one hundred eighty (180) days of the Effective Date; (c) are owned directly or indirectly, by or for Grantee's brothers or sisters (whether by whole or half blood) spouse, ancestors and lineal descendants; or (d) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which Grantee is a shareholder, partner or beneficiary, but only to the extent of Grantee's proportionate interest therein as a shareholder, partner or beneficiary thereof. Grantee further agrees that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

         5. Grantee is aware that the Stock may not be sold pursuant to Rule 144 or Rule 701 adopted under the Act unless certain conditions are met. Among the conditions for use of Rule 144 and Rule 701 is the availability of specified current public information about the Company. Grantee recognizes that the Company presently has no plans to make such information available to the public. Grantee further agrees not to make any disposition of any of the Stock in any event unless and until:

            (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            (b) (1) Grantee has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (2) the Company or its counsel has determined that such disposition will not require registration of the Stock under the Act.

         6. The Company will not be required (a) to transfer on its books any shares of Stock of the Company that have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

         7. Grantee (but not any unapproved transferee) will, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock.

                                       2.

         8. Grantee acknowledges receipt of a copy of Section 260.141.11 of Title 10 of the California Administrative Code, attached hereto as Exhibit A.

         9. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

         10. Any notice required or permitted hereunder will be given in writing and will be deemed effectively given upon personal delivery or upon deposit in any United States Post Office Box, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto as his address hereinafter shown below his signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

         11. This Agreement will bind and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, inure to the benefit of and be binding upon Grantee and his or her heirs, executors, administrators, successors, and assigns.

         The parties have executed this Agreement as of the _______ day of ____ ___________, ____.

                                                   WIRED VENTURES, INC.


                                                   By:
                                                      --------------------------

                                  Address:         520 Third Street
                                                   Fourth Floor
                                                   San Francisco, CA  94107


                                                   -----------------------------
                                                   Grantee


                                  Address:         -----------------------------
                                                   -----------------------------

ATTACHMENTS:

Exhibit A        Cal. Admin. Code, Title 10, Section 260.141.11

                                       3.

                                    EXHIBIT A

                 CAL. ADMIN. CODE, TITLE 10, SECTION 260.141.11

(a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

(b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the commissioner (until this condition is removed pursuant to Section
260.141.12 of these rules), except:

    (1) to the issuer;

    (2) pursuant to the order or process of any court;

    (3) to any person described in subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

    (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

    (5) to holders of securities of the same class of the same issuer;

    (6) by way of gift or donation inter vivos or on death;

    (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

    (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

    (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

    (10) by way of a sale qualified under Sections 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

    (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

    (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of
    Section 25143 is in effect with respect to such qualification;

    (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

    (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

    (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchase a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

    (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

    (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

(c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

    "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                       2.

                     EARLY EXERCISE STOCK PURCHASE AGREEMENT

         THIS EARLY EXERCISE STOCK PURCHASE AGREEMENT (this "Agreement") is made by and between WIRED VENTURES, INC., a Delaware corporation (the "Company"), and ____________________________ ("Purchaser").

                                    RECITALS

         A. Purchaser holds, and desires to exercise, a/an __________ stock option to purchase shares of common stock of the Company pursuant to the Company's 1996 Equity Incentive Plan (the "Plan").

         B. Purchaser wishes to take advantage of the early exercise provision of his or her option and therefore to enter into this Agreement.

                                    AGREEMENT

         The parties agree as follows:

         1. Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser, an aggregate of _______ shares of the common stock (the "Stock") of the Company, for an exercise price of $_______ per share (total exercise price: ______________ ($______)), payable in cash.

         The closing hereunder will occur at the offices of the Company on the date of this Agreement or at such other time and place as the parties may mutually agree upon in writing.

         At the closing, Purchaser will deliver three (3) stock assignments in the form of Exhibit B duly endorsed by Purchaser (with date and number of shares left blank), joint escrow instructions (the "Joint Escrow Instructions") in the form of Exhibit C, duly executed by Purchaser, and the total exercise price in cash.

         At the closing or as soon thereafter as practicable, the Company will deliver to the Escrow Agent (as defined in paragraph 8 below) share certificates for all of the Stock that is to be subject to the Purchase Option (as defined in paragraph 2 below), and will deliver share certificates to Purchaser for all of the Stock, if any, that is not to be subject to the Purchase Option.

         2. In accordance with the provisions of section 408(b) of the California General Corporation Law, the Stock to be purchased by Purchaser pursuant to this Agreement will be subject to the following option ("Purchase Option"):

            (a) In the event that Purchaser will cease to be an employee of the Company for any reason (including his death), or no reason, with or without cause, the Purchase Option

                                       1.

may be exercised. The Company will have the right at any time within the ninety
(90) day period after Purchaser's termination of service with the Company and its affiliates or such longer period as may be agreed to by the Company and Purchaser (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Internal Revenue Code) to purchase from Purchaser or his personal representative, as the case may be, at the price per share paid by Purchaser pursuant to this Agreement ("Option Price"), the number of shares of the Stock shown on Exhibit A hereto, which is incorporated herein by this reference; provided, however, that, with the consent of Purchaser or his personal representative, as the case may be, the Company may purchase less than the applicable number of shares set forth on Exhibit A hereto.

            (b) In addition, and without limiting the foregoing Purchase Option, if at any time during the term of the Purchase Option, there occurs: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of other securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then: (a) if there will be no successor to the Company, the Company will have the right to exercise its Purchase Option as to all or any portion of the Stock then subject to the Purchase Option set forth above to the same extent as if Purchaser's employment by the Company had ceased on the date preceding the date of consummation of said event or transaction, or (b) the Purchase Option may be assigned to any successor of the Company, and the Purchase Option will apply if Purchaser will cease for any reason to be an employee of such successor on the same basis as set forth above. In that case, references herein to the "Company" will be deemed to refer to such successor.

            (c) The Company will be entitled to pay for any shares purchased pursuant to its Purchase Option at the Company's option in cash, by offset against any indebtedness owing to the Company and given in payment for the Stock by Purchaser, or a combination of both.

            (d) As used herein, employment with the Company will include employment with an affiliate of the Company and acting as a consultant to or director of the Company or any of its affiliates.

            (e) This Agreement is not an employment contract and nothing in this Agreement will be deemed to create in any way whatsoever any obligation on the part of the Purchaser to continue in the employ of the Company, or of the Company to continue Purchaser in the employ of the Company.

            (f) In the event that the Stock's Fair Market Value (as defined in the Plan) is equal to or exceeds the Option Price on the date that the Purchaser ceases to be employed, the Company will exercise its purchase option to the extent permitted by law.

         3. The Purchase Option may be exercised by giving written notice of exercise delivered or mailed as provided in paragraph 15. Upon providing such notice and payment or

                                       2.

tender of the purchase price, the Company will become the legal and beneficial owner of the Stock being purchased and all rights and interests therein or related thereto.

         4. If from time to time during the term of the Purchase Option there is any stock dividend or liquidating dividend or distribution of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of his ownership of Stock will be immediately subject to the Purchase Option and be included in the word "Stock" for all purposes of the Purchase Option with the same force and effect as the shares of Stock then subject to the Purchase Option. While the total Option Price will remain the same after each such event, the Option Price per share of Stock upon exercise of the Purchase Option will be appropriately adjusted.

         5. All certificates representing any shares of Stock of the Company subject to the provisions of this Agreement will have endorsed thereon legends in substantially the following form:

            (a) "The shares represented by this certificate are subject to an option set forth in an agreement between the corporation and the registered holder, or his predecessor in interest, a copy of which is on file at the principal office of the corporation. Any transfer or attempted transfer of any shares subject to such option is void without the prior express written consent of the issuer of these shares."

            (b) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or a determination of the corporation or its counsel that such registration is not required."

            (c) Any legend required to be placed thereon by the California Commissioner of Corporations.

         6. Purchaser acknowledges that he or she is aware that the Stock to be issued to him or her by the Company pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended (the "Act"), on the basis that no distribution or public offering of the Stock is to be effected, and in this connection acknowledges that the Company is relying on the following representations: Purchaser warrants and represents to the Company that he or she is acquiring the Stock for investment and not with a view to or for sale in connection with any distribution of the Stock or with any present intention of distributing or selling the Stock and he or she does not presently have reason to anticipate any change in circumstances or any particular occasion or event which would cause him or her to sell the Stock. Purchaser recognizes that the Stock must be held indefinitely unless it is subsequently registered under the Act or an exemption from such registration is available and, further, recognizes that the Company is under no obligation to register the Stock or to comply with any exemption from such registration.

         7. Purchaser agrees that the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the

                                       3.

Company under the Act, require that Purchaser not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction Purchaser will be deemed to own securities that (a) are owned directly or indirectly by Purchaser, including securities held for Purchaser's benefit by nominees, custodians, brokers or pledgees; (b) may be acquired by Purchaser within one hundred eighty (180) days of the Effective Date; (c) are owned directly or indirectly, by or for Purchaser's brothers or sisters (whether by whole or half blood) spouse, ancestors and lineal descendants; or (d) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which Purchaser is a shareholder, partner or beneficiary, but only to the extent of Purchaser's proportionate interest therein as a shareholder, partner or beneficiary thereof. Purchaser further agrees that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

         8. Purchaser is aware that the Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until Purchaser has held the Stock for at least two (2) years. Among the conditions for use of Rule 144 is the availability of specified current public information about the Company. Purchaser recognizes that the Company presently has no plans to make such information available to the public. Whether or not the Purchase Option is exercised or has lapsed, Purchaser further agrees not to make any disposition of any of the Stock in any event unless and until:

            (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            (b) (1) Purchaser has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (2) the Company or its counsel has determined that such disposition will not require registration of the Stock under the Act.

         9. As security for his or her faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser's Stock upon exercise of the Purchase Option herein provided for, Purchaser will deliver (or have the Company deliver on the Purchaser's behalf) to and deposit with the Secretary of the Company, as escrow agent in this transaction (the "Escrow Agent"), at the closing hereunder (or as soon thereafter as practicable), three
(3) stock assignments duly endorsed (with date and number of shares left blank) in the form attached hereto as Exhibit B, together with a certificate or certificates evidencing all of the Stock subject to the Purchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit C attached hereto and incorporated herein by this reference, which instructions will also be delivered to the Escrow Agent at the closing hereunder (or as soon thereafter as practicable).

                                       4.

         10. Purchaser will not sell or transfer any of the Stock subject to the Purchase Option or any interest therein so long as such Stock is subject to the Purchase Option.

         11. The Company will not be required (a) to transfer on its books any shares of Stock of the Company that have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

         12. Subject to the provisions of paragraphs 10 and 11 above, Purchaser (but not any unapproved transferee) will, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock.

         13. Purchaser acknowledges receipt of a copy of Section 260.141.11 of Title 10 of the California Administrative Code, attached hereto as Exhibit D.

         14. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

         15. Any notice required or permitted hereunder will be given in writing and will be deemed effectively given upon personal delivery or upon deposit in any United States Post Office Box, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto as his address hereinafter shown below his signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

         16. This Agreement will bind and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, inure to the benefit of and be binding upon Purchaser and his or her heirs, executors, administrators, successors, and assigns. Without limiting the generality of the foregoing, the Purchase Option of the Company hereunder will be assignable by the Company at any time or from time to time, in whole or in part.

                                       5.

    The parties have executed this Agreement as of the________day of___________, 19__.

                                                   WIRED VENTURES, INC.


                                                   By:
                                                      --------------------------
                                  Address:         520 Third Street
                                                   Fourth Floor
                                                   San Francisco, CA  94107


                                                   -----------------------------
                                                   Purchaser

                                  Address:
                                                   -----------------------------

                                                   -----------------------------

ATTACHMENTS:

Exhibit A           Vesting Schedule
Exhibit B           Assignment Separate from Certificate
Exhibit C           Joint Escrow Instructions
Exhibit D           Cal. Admin. Code, Title 10, Section 260.141.11

                                       6.

                                    EXHIBIT A

                                VESTING SCHEDULE

                                                          NUMBER OF SHARES
                                                          SUBJECT TO
IF CESSATION OF EMPLOYMENT OCCURS:                        PURCHASE OPTION:

         Before                                                    shares
                ----------, ----                          ---------
         After
                ----------, ----
           but before
                      ----------, ----                    --------- shares

         After
                ----------, ----
           but before
                      ----------, ----                    --------- shares

         After
                ----------, ----
           but before
                      ----------, ----                    --------- shares

         After
                ----------, ----
           but before
                      ----------, ----                    --------- shares

         After
                ----------, ----
           but before
                      ----------, ----                    --------- shares

         After
                ----------, ----
           but before
                      ----------, ----                    --------- shares

         After
                ----------, ----
           but before
                      ----------, ----                    --------- shares

         After
                ----------, ----
           but before
                      ----------, ----                    --------- shares

         After
                ----------, ----
           but before
                      ----------, ----                    --------- shares

         After
                ----------, ----
           but before
                      ----------, ----                    --------- shares

                                    EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of ____________, ____, ____________________________
hereby sells, assigns and transfers unto ___________________________ (_________)
shares of common stock of Wired Ventures, Inc., a Delaware corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. _____ herewith, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company's Purchase Option under the Agreement.

Dated: _____________________


                                                   Signature: __________________

                                                   Printed Name: _______________

                                    EXHIBIT C

                            JOINT ESCROW INSTRUCTIONS

Secretary
Wired Ventures, Inc.
520 Third Street
Fourth Floor
San Francisco, CA  94107

Dear Sir or Madam:

         As Escrow Agent for both Wired Ventures, Inc. a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the Company ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement"), dated ____________________, to which a copy of these Joint Escrow Instructions is attached as Exhibit C, in accordance with the following instructions:

         1. In the event the Company or an assignee will elect to exercise the Purchase Option set forth in the Agreement, the Company or its assignee will give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (which may include suitable acknowledgment of cancellation of indebtedness) of the number of shares of stock being purchased pursuant to the exercise of the Purchase Option.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

         4. This escrow will terminate upon expiration or exercise in full of the Purchase Option, whichever occurs first.

                                       1.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you will deliver all of same to Purchaser and will be discharged of all further obligations hereunder; provided, however, that if at the time of termination of this escrow you are advised by the Company that the property subject to this escrow is the subject of a pledge or other security agreement, you will deliver all such property to the pledgeholder or other person designated by the Company.

         6. Except at otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You will be obligated only for the performance of such duties as are specifically set forth herein and may rely and will be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You will not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys will be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you will not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You will not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You will not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You will be entitled to employ such legal counsel (including without limitation the firm of Cooley, Godward, Castro, Huddleson & Tatum) and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder will terminate if you will cease to be Secretary of the Company or if you will resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Purchaser hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

                                       2.

         13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto will join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of said securities until such dispute will have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you will be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder will be given in writing and will be deemed effectively given upon personal delivery or upon deposit in any United States Post Box, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' written notice to each of the other parties hereto:

         COMPANY:                 WIRED VENTURES, INC.
                                  520 Third Street
                                  Fourth Floor
                                  San Francisco, CA  94107

         PURCHASER:               ____________________________
                                  ____________________________
                                  ____________________________


         SECRETARY:               Secretary

                                  WIRED VENTURES, INC.
                                  520 Third Street
                                  Fourth Street
                                  San Francisco, CA  94107

         16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         17. This instrument will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or

                                       3.

from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.

                                                   Very truly yours,

                                                   WIRED VENTURES, INC.


                                                   Signature: __________________

                                                   Printed Name: _______________

                                                   Title: ______________________


                                                   PURCHASER:


                                                   Signature:___________________

                                                   Printed Name:________________

ESCROW AGENT:


___________________________
Secretary

                                       4.

                                    EXHIBIT D

                 CAL. ADMIN. CODE, TITLE 10, SECTION 260.141.11

(a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

(b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the commissioner (until this condition is removed pursuant to Section
260.141.12 of these rules), except:

    (1) to the issuer;

    (2) pursuant to the order or process of any court;

    (3) to any person described in subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

    (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

    (5) to holders of securities of the same class of the same issuer;

    (6) by way of gift or donation inter vivos or on death;

    (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

    (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

    (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

    (10) by way of a sale qualified under Sections 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

                                       1.

    (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

    (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of
    Section 25143 is in effect with respect to such qualification;

    (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

    (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

    (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchase a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

    (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

    (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

(c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

    "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                       2.

                       RESTRICTED STOCK PURCHASE AGREEMENT

         THIS RESTRICTED STOCK PURCHASE AGREEMENT (this "Agreement") is made by and between WIRED VENTURES, INC., a Delaware corporation (the "Company"), and ____________________________ ("Purchaser").

                                    RECITALS

         The Company wishes to grant to Purchaser, and Purchaser wishes to receive, pursuant to the Company's 1996 Equity Incentive Plan (the "Plan"), a Stock Award (as such term is defined in the Plan).

                                    AGREEMENT

         The parties agree as follows:

         1. Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser, an aggregate of _______________ shares of the common stock (the "Stock") of the Company, for a purchase price of $__________ per share (total purchase price: $__________), payable in cash.

         The closing hereunder will occur at the offices of the Company on the date of this Agreement or at such other time and place as the parties may mutually agree upon in writing.

         At the closing, Purchaser will deliver three (3) stock assignments in the form of Exhibit B duly endorsed by Purchaser (with date and number of shares left blank), joint escrow instructions (the "Joint Escrow Instructions") in the form of Exhibit C, duly executed by Purchaser, and the total purchase price in cash.

         At the closing or as soon thereafter as practicable, the Company will deliver to the Escrow Agent (as defined in paragraph 8 below) share certificates for all of the Stock that is to be subject to the Purchase Option (as defined in paragraph 2 below), and will deliver share certificates to Purchaser for all of the Stock, if any, that is not to be subject to the Purchase Option.

         2. In accordance with the provisions of section 408(b) of the California General Corporation Law, the Stock to be purchased by Purchaser pursuant to this Agreement will be subject to the following option ("Purchase Option"):

            (a) In the event that Purchaser will cease to be an employee of the Company for any reason (including his death), or no reason, with or without cause, the Purchase Option may be exercised. The Company will have the right at any time within the ninety (90) day period after Purchaser's termination of service with the Company and its affiliates or such longer period as may be agreed to by the Company and Purchaser (for example, for purposes of

                                       1.

satisfying the requirements of Section 1202(c)(3) of the Internal Revenue Code) to purchase from Purchaser or his personal representative, as the case may be, at the price per share paid by Purchaser pursuant to this Agreement ("Option Price"), the number of shares of the Stock shown on Exhibit A hereto, which is incorporated herein by this reference; provided, however, that, with the consent of Purchaser or his or her personal representative, as the case may be, the Company may purchase less than the applicable number of shares set forth on Exhibit A hereto.

            (b) In addition, and without limiting the foregoing Purchase Option, if at any time during the term of the Purchase Option, there occurs: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of other securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then: (a) if there will be no successor to the Company, the Company will have the right to exercise its Purchase Option as to all or any portion of the Stock then subject to the Purchase Option set forth above to the same extent as if Purchaser's employment by the Company had ceased on the date preceding the date of consummation of said event or transaction, or (b) the Purchase Option may be assigned to any successor of the Company, and the Purchase Option will apply if Purchaser will cease for any reason to be an employee of such successor on the same basis as set forth above. In that case, references herein to the "Company" will be deemed to refer to such successor.

            (c) The Company will be entitled to pay for any shares purchased pursuant to its Purchase Option at the Company's option in cash, by offset against any indebtedness owing to the Company and given in payment for the Stock by Purchaser, or a combination of both.

            (d) As used herein, employment with the Company will include employment with an affiliate of the Company and acting as a consultant to or director of the Company or any of its affiliates.

            (e) This Agreement is not an employment contract and nothing in this Agreement will be deemed to create in any way whatsoever any obligation on the part of the Purchaser to continue in the employ of the Company, or of the Company to continue Purchaser in the employ of the Company.

            (f) In the event that the Stock's Fair Market Value (as defined in the Plan) is equal to or exceeds the Option Price on the date that the Purchaser ceases to be employed, the Company will exercise its purchase option to the extent permitted by law.

         3. The Purchase Option may be exercised by giving written notice of exercise delivered or mailed as provided in paragraph 15. Upon providing such notice and payment or tender of the purchase price, the Company will become the legal and beneficial owner of the Stock being purchased and all rights and interests therein or related thereto.

                                       2.

         4. If from time to time during the term of the Purchase Option there is any stock dividend or liquidating dividend or distribution of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of his ownership of Stock will be immediately subject to the Purchase Option and be included in the word "Stock" for all purposes of the Purchase Option with the same force and effect as the shares of Stock then subject to the Purchase Option. While the total Option Price will remain the same after each such event, the Option Price per share of Stock upon exercise of the Purchase Option will be appropriately adjusted.

         5. All certificates representing any shares of Stock of the Company subject to the provisions of this Agreement will have endorsed thereon legends in substantially the following form:

            (a) "The shares represented by this certificate are subject to an option set forth in an agreement between the corporation and the registered holder, or his predecessor in interest, a copy of which is on file at the principal office of the corporation. Any transfer or attempted transfer of any shares subject to such option is void without the prior express written consent of the issuer of these shares."

            (b) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or a determination of the corporation or its counsel that such registration is not required."

            (c) Any legend required to be placed thereon by the California Commissioner of Corporations.

         6. Purchaser acknowledges that he or she is aware that the Stock to be issued to him or her by the Company pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended (the "Act"), on the basis that no distribution or public offering of the Stock is to be effected, and in this connection acknowledges that the Company is relying on the following representations: Purchaser warrants and represents to the Company that he or she is acquiring the Stock for investment and not with a view to or for sale in connection with any distribution of the Stock or with any present intention of distributing or selling the Stock and he or she does not presently have reason to anticipate any change in circumstances or any particular occasion or event which would cause him or her to sell the Stock. Purchaser recognizes that the Stock must be held indefinitely unless it is subsequently registered under the Act or an exemption from such registration is available and, further, recognizes that the Company is under no obligation to register the Stock or to comply with any exemption from such registration.

         7. Purchaser agrees that the Company (or a representative of the Company's underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that Purchaser not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date (the "Effective

                                       3.

Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction Purchaser will be deemed to own securities that (a) are owned directly or indirectly by Purchaser, including securities held for Purchaser's benefit by nominees, custodians, brokers or pledgees; (b) may be acquired by Purchaser within one hundred eighty (180) days of the Effective Date; (c) are owned directly or indirectly, by or for Purchaser's brothers or sisters (whether by whole or half blood) spouse, ancestors and lineal descendants; or (d) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which Purchaser is a shareholder, partner or beneficiary, but only to the extent of Purchaser's proportionate interest therein as a shareholder, partner or beneficiary thereof. Purchaser further agrees that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

         8. Purchaser is aware that the Stock may not be sold pursuant to Rule 144 or Rule 701 adopted under the Act unless certain conditions are met. Among the conditions for use of Rule 144 and Rule 701 is the availability of specified current public information about the Company. Purchaser recognizes that the Company presently has no plans to make such information available to the public. Whether or not the Purchase Option is exercised or has lapsed, Purchaser further agrees not to make any disposition of any of the Stock in any event unless and until:

            (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            (b) (1) Purchaser has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (2) the Company or its counsel has determined that such disposition will not require registration of the Stock under the Act.

         9. As security for his or her faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser's Stock upon exercise of the Purchase Option herein provided for, Purchaser will deliver (or have the Company deliver on the Purchaser's behalf) to and deposit with the Secretary of the Company, as escrow agent in this transaction (the "Escrow Agent"), at the closing hereunder (or as soon thereafter as practicable) three stock assignments duly endorsed (with date and number of shares left blank) in the form attached hereto as Exhibit B, together with a certificate or certificates evidencing all of the Stock subject to the Purchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit C attached hereto and incorporated herein by this reference, which instructions will also be delivered to the Escrow Agent at the closing hereunder (or as soon thereafter as practicable).

         10. Purchaser will not sell or transfer any of the Stock subject to the Purchase Option or any interest therein so long as such Stock is subject to the Purchase Option.

                                       4.

         11. The Company will not be required (a) to transfer on its books any shares of Stock of the Company that have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

         12. Subject to the provisions of paragraphs 10 and 11 above, Purchaser (but not any unapproved transferee) will, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock.

         13. Purchaser acknowledges receipt of a copy of Section 260.141.11 of Title 10 of the California Administrative Code, attached hereto as Exhibit D.

         14. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

         15. Any notice required or permitted hereunder will be given in writing and will be deemed effectively given upon personal delivery or upon deposit in any United States Post Office Box, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto as his address hereinafter shown below his signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

         16. This Agreement will bind and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, inure to the benefit of and be binding upon Purchaser and his or her heirs, executors, administrators, successors, and assigns. Without limiting the generality of the foregoing, the Purchase Option of the Company hereunder will be assignable by the Company at any time or from time to time, in whole or in part.

                                       5.

         The parties have executed this Agreement as of the _____ day of ______________, ____.

                                                   WIRED VENTURES, INC.


                                                   By:__________________________

                                  Address:         520 Third Street
                                                   Fourth Floor
                                                   San Francisco, CA  94107


                                                   _____________________________
                                                   Purchaser

                                  Address:         _____________________________
                                                   _____________________________


ATTACHMENTS:

Exhibit A         Vesting Schedule
Exhibit B         Assignment Separate from Certificate
Exhibit C         Joint Escrow Instructions
Exhibit D         Cal. Admin. Code, Title 10, Section 260.141.11

                                    EXHIBIT A

                                VESTING SCHEDULE


                                                    NUMBER OF SHARES
                                                    SUBJECT TO
IF CESSATION OF EMPLOYMENT OCCURS:                  PURCHASE OPTION:


         Before __________________, ___             ___________________ shares

         After ___________________, ___
           but before __________________, ___       ___________________ shares

         After ___________________, ___
           but before __________________, ___       ___________________ shares

         After ___________________, ___
           but before __________________, ___       ___________________ shares

         After ___________________, ___
           but before __________________, ___       ___________________ shares

         After ___________________, ___
           but before __________________, ___       ___________________ shares

         After ___________________, ___
           but before __________________, ___       ___________________ shares

         After ___________________, ___
           but before __________________, ___       ___________________ shares

         After ___________________, ___
           but before __________________, ___       ___________________ shares

         After ___________________, ___
           but before __________________, ___       ___________________ shares

         After ___________________, ___
           but before __________________, ___       ___________________ shares

                                    EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of ____________, ____ (the "Agreement"),____________________
hereby sells, assigns and transfers unto ______________________________________
(_________) shares of common stock of Wired Ventures, Inc., a Delaware corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. _____ herewith, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company's Purchase Option under the Agreement.


Dated: ______________________


                                    Signature:__________________________________

                                    Printed Name:_______________________________

                                    EXHIBIT C

                            JOINT ESCROW INSTRUCTIONS


Secretary
Wired Ventures, Inc.
520 Third Street
Fourth Floor
San Francisco, CA  94107

Dear Sir or Madam:

         As Escrow Agent for both Wired Ventures, Inc. a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the Company ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement"), dated ____________________, to which a copy of these Joint Escrow Instructions is attached as Exhibit C, in accordance with the following instructions:

         1. In the event the Company or an assignee will elect to exercise the Purchase Option set forth in the Agreement, the Company or its assignee will give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (which may include suitable acknowledgment of cancellation of indebtedness) of the number of shares of stock being purchased pursuant to the exercise of the Purchase Option.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

         4. This escrow will terminate upon expiration or exercise in full of the Purchase Option, whichever occurs first.

                                       1.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you will deliver all of same to Purchaser and will be discharged of all further obligations hereunder; provided, however, that if at the time of termination of this escrow you are advised by the Company that the property subject to this escrow is the subject of a pledge or other security agreement, you will deliver all such property to the pledgeholder or other person designated by the Company.

         6. Except at otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You will be obligated only for the performance of such duties as are specifically set forth herein and may rely and will be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You will not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys will be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you will not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You will not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You will not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You will be entitled to employ such legal counsel (including without limitation the firm of Cooley, Godward, Castro, Huddleson & Tatum) and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder will terminate if you will cease to be Secretary of the Company or if you will resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Purchaser hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

                                       2.

         13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto will join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of said securities until such dispute will have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you will be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder will be given in writing and will be deemed effectively given upon personal delivery or upon deposit in any United States Post Box, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' written notice to each of the other parties hereto:

         COMPANY:                 WIRED VENTURES, INC.
                                  520 Third Street
                                  Fourth Floor
                                  San Francisco, CA  94107

         PURCHASER:               _____________________________
                                  _____________________________
                                  _____________________________


         SECRETARY:               Secretary
                                  WIRED VENTURES, INC.
                                  520 Third Street
                                  Fourth Floor
                                  San Francisco, CA  94107

         16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         17. This instrument will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all

                                       3.

successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.

                                        Very truly yours,

                                        WIRED VENTURES, INC.



                                        Signature: ____________________________

                                        Printed Name: _________________________

                                        Title: ________________________________


                                        PURCHASER:



                                        Signature: ____________________________

                                        Printed Name: _________________________

ESCROW AGENT:



__________________________________
Secretary

                                       4.

                                    EXHIBIT D

                 CAL. ADMIN. CODE, TITLE 10, SECTION 260.141.11

(a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

(b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section
260.141.12 of these rules), except:

         (1) to the issuer;

         (2) pursuant to the order or process of any court;

         (3) to any person described in subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

         (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

         (5) to holders of securities of the same class of the same issuer;

         (6) by way of gift or donation inter vivos or on death;

         (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

         (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

         (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

         (10) by way of a sale qualified under Sections 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

                                       1.

         (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

         (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

         (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

         (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

         (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchase a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

         (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

         (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

(c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

         "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                       2.